                                                                EXHIBIT 10.7(a)


                                  ADDENDUM NO. 1 TO
                              NETWORK SERVICES AGREEMENT


    This Addendum No. 1 (the "Addendum") to Network Services Agreement between UUNET Technologies, Inc. ("UUNET") and EarthLink Network, Inc. ("EarthLink") dated May 31, 1996 (the "Agreement") is made as of October 31, 1996.

    The parties agree as follows:

1. AMENDMENT. Each of UUNET and EarthLink wish to amend the Agreement on the terms and subject to the Conditions set forth in this Addendum.

2. PRICING. The attached Schedule A, NETWORK SERVICES PRICING, TERMS AND CONDITIONS supersedes and replaces in its entirety Schedule A to the Agreement.

3. EFFECTIVITY AND TERM. The initial term of the Agreement, as modified by this Addendum, is 30 months from October 1, 1996, unless earlier terminated by either party in accordance with the terms of the Agreement, as modified by this Addendum. The term shall be automatically renewed for additional one-year terms; provided, that neither party has given the other party a written notice of intent not to renew for the forthcoming term. Such notice of intent shall be given not less than 60 days prior to the end of the current term.

4. EARTHLINK TERMINATION FOR CAUSE. The attached Schedule D, SERVICE LEVEL AGREEMENT AND TERMINATION FOR CONVENIENCE, supersedes and replaces in its entirety Section 8 of the Agreement.

5. UUNET TERMINATION FOR CAUSE. The last sentence of Section 9 of the Agreement is hereby amended to read in its entirety as follows: "If any amounts due and owing by EarthLink remain unpaid 60 days after the date payment is due, the UUNET may terminate this agreement immediately without penalty."

6. CONFIDENTIALITY; NO PUBLICITY. The prices and terms of the Agreement, both prior to and as modified by this Addendum, shall be held confidential by both parties, as shall the parties' respective performance under the Agreement, the quality of UUNET Network performance, and any data provided by UUNET to EarthLink regarding performance of the UUNET Network. Each party shall not disclose any such information to third parties, except as permitted by this Section 6, and shall disseminate such information among its employees only on a need-to-know basis. In the event that EarthLink is required for legal or regulatory reasons to disclose the terms of the Agreement or the Addendum or performance thereunder, EarthLink shall use its best efforts to minimize such disclosure, shall notify UUNET in advance of such required disclosure and shall provide to UUNET, to the maximum extent practicable, the opportunity to comment upon such proposed disclosure. Each party shall be entitled to all available legal and equitable remedies in the event of a breach of this Section 6. In addition, UUNET, in its discretion, may terminate this Agreement upon ten days' notice and without penalty in the event of EarthLink's breach of the terms of this
    Section 6.

7. OUTSTANDING CHARGES. EarthLink agrees that all charges billed by UUNET to EarthLink to date under the Agreement are final, and EarthLink agrees to pay to UUNET such charges under the Agreement through September 1996, including without limitation the charges based on the invoices in the attached SCHEDULE "E".

8. ENTIRE AGREEMENT; RATIFICATION. Section 13 of the Agreement is replaced in its entirety by this Section 8. The parties hereby affirm and ratify their respective rights and obligations under the Agreement, which Agreement shall remain in full force and effect, as modified by the Addendum. The Agreement, this Addendum, and the attached Schedules and Exhibits constitute the entire agreement between the parties and supersede any and all prior or contemporaneous oral or written


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

    communications with respect to the subject matter hereof and thereof. None of the Agreement, this Addendum or the attached Schedules and Exhibits shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

    IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

EARTHLINK NETWORK, INC.

By: /s/ C. GARRY BETTY
   -------------------------------

Name: /s/ C. GARRY BETTY
     -----------------------------

Title: President and CEO
      ----------------------------


UUNET TECHNOLOGIES, INC.

By: /s/ DAVID FOSTER
   -------------------------------

Name: David Foster
     -----------------------------

Title: Vice President
      ----------------------------

                                      SCHEDULE A
                    NETWORK SERVICES PRICING, TERMS AND CONDITIONS


1.  DEFINITIONS

    "EarthLink Users" are EarthLink customers that reside in the continental United States or Canada and are making use of the UUNET Network with connections at either 28.8 Kbps analog or below, or ISDN, for connecting to the Internet. Such customers shall be those who can reasonably be expected to use the dial-up connections for ordinary periodic use and not to maintain continuous or pseudo-dedicated connections. Further, such customers shall not be permitted directly or indirectly to sell or permit access to the general public.

    ***** ************ ****** are EarthLink Users logged into the UUNET Network from the continental United States or Canada ************** ** ********
    ****** * ***** **** *********

    ******* ******* **** ************ ****** are EarthLink Users logged into the UUNET Network from the continental United States or Canada
    ************** ***** ** ******* ***** **** **** ******* ****** ******
    *********** ********

    ******** ******* **** ************ ****** is the average of the highest number of ****** ******* **** ************ ***** for each day of a calendar month, which, during the period of October 1, 1996, through March 31, 1997, for the applicable month, will be adjusted pursuant to Section 3 of this Schedule A.


    ******* ****** is the total number of EarthLink connect hours in the continental U.S. and Canada for a calendar month, less the product of (a) the ******* ******* **** ************ ****** multiplied by (b) *** *****
    ******* *******

2.  PRICING FOR EARTHLINK USERS

    EarthLink will pay to UUNET a monthly price based on the ******* ******* **** ************ ***** as measured by UUNET, dependent upon whether ******* ******* **** ************ ****** prior to any contractual adjustments, is at or below the ****** ****** specified below.


    In addition to the **** ************ **** ******** EarthLink will pay to UUNET **** per hour for each ****** ***** plus the surcharge for ISDN access and access outside of the continental USA as set forth below.

    Price per ******* ******* **** ************ ****

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

    EACH, PER CALENDAR MONTH, WHEN BELOW *******           $******
          ****** ******


                                                           $******
    EACH, PER CALENDAR MONTH, AT OR ABOVE ******
        *******

     ---------------------------------------------------------------------------


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

    ****** ****** of ******* ******* **** ************ *****


          ---------------------------------------------------

         MONTH                                ****** ******
          ---------------------------------------------------
         October-96                              *****
          ---------------------------------------------------
         November-96                             *****
          ---------------------------------------------------
         December-96                             *****
          ---------------------------------------------------
         January-97                              *****
          ---------------------------------------------------
         February-97                             *****
          ---------------------------------------------------
         March-97                                *****
          ---------------------------------------------------
         April-97                                *****
          ---------------------------------------------------
         May-97                                  *****
          ---------------------------------------------------
         June-97                                 *****
          ---------------------------------------------------
         July-97                                 *****
          ---------------------------------------------------
         August-97                               *****
          ---------------------------------------------------
         September-97                            *****
          ---------------------------------------------------
         October-97                              *****
          ---------------------------------------------------
         November-97                             *****
          ---------------------------------------------------
         December-97                             *****
          ---------------------------------------------------
         January-98                              *****
          ---------------------------------------------------
         February-98                             *****
          ---------------------------------------------------
         March-98                               ******
          ---------------------------------------------------
         April-98                               ******
          ---------------------------------------------------
         May-98                                 ******
          ---------------------------------------------------
         June-98                                ******
          ---------------------------------------------------
         July-98                                ******
          ---------------------------------------------------
         August-98                              ******
          ---------------------------------------------------
         September-98                           ******
          ---------------------------------------------------
         October-98                             ******
          ---------------------------------------------------
         November-98                            ******
          ---------------------------------------------------
         December-98                            ******
          ---------------------------------------------------
         January-99                             ******
          ---------------------------------------------------
         February-99                            ******
          ---------------------------------------------------
         March-99                               ******
          ---------------------------------------------------


3.  ******* ****** ADJUSTMENTS

    During the period of ******* ** **** through ******** *** ***** UUNET will deduct *** ****** ******* ************* from the actual number of *******
    ******* **** ************ ***** and during the period of
    ******* ** **** through ***** *** ***** UUNET will deduct *** ****
    ******* ************* from the actual number of ******* ******* ****
    ************ ***** per calendar month


    In the event that the ******* ******* **** ************ ***** is less than the ****** ****** (prior to any adjustment pursuant to the preceding paragraph) for any calendar month from ******* ** **** through ***** *** ***** EarthLink will pay to UUNET **** per **** ************ **** for such month if ******* ******* **** *********** ****** for such month is more than *** but less than ****** of the ****** ****** for such month; **** per **** ************ **** if ******* ******* **** ************ ***** for such month is more than ***** and *** or less than the ****** ****** for such month; and **** per **** ************ **** for such month if *******
    ******* **** ************ ***** for such month is ***** or less of the
    ****** ****** for such month, in lieu of the pricing as stated in the ***** *** **** ************ **** table above.


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

4.  ISDN ACCESS PRICING

    ISDN access from the continental United States and Canada shall be subject to a surcharge of **** per hour (per channel). ISDN access from outside of the continental United States and Canada is not available as part of this Agreement.

5.  CANADA ACCESS PRICING

    Access from Canada shall be subject to a surcharge of **** per hour in addition to any other surcharges which may apply.

6.  ALASKA AND HAWAII ACCESS PRICING

    Pricing for access from Alaska and Hawaii, subject to such access becoming commercially available, will be added in a separate addendum to this Agreement.

7.  INTERNATIONAL ROAMING ACCESS PRICING

    Access from any one of UUNET's POPs outside of the continental United States and Canada will be subject to an hourly rate of ***** per hour

8.  ******* ********

    If the actual charges to EarthLink under the terms of this Schedule A for dial-up services only do not exceed the amount of the ******* ******* ******* ******* set forth below, EarthLink shall pay to UUNET the ******* ******* ******* ******* for charges incurred by EarthLink Users, after applying all applicable surcharges and the initial period adjustments, as follows:


    ---------------------------------------------------------------------------
    Time Period                                       ******* ******* *******
    ---------------------------------------------------------------------------

    October 1, 1996 through March 31, 1997                 **********

    April 1, 1997 through June 30, 1997                    **********

    July 1, 1997 through September 30, 1997                **********

    October 1, 1997 through December 31, 1997              **********

    January 1, 1998 through June 30, 1998                  **********

    July 1, 1998 through March 31, 1999                    **********

--------------------------------------------------------------------------------

9.  RESALE

    Resale to other individuals and organizations is permitted, however resale to Internet Service Providers or other businesses or organizations which will resell or incorporate the use of the Internet as part of their service, such that the end user is not a customer of EarthLink, is subject to advance approval by UUNET, and will require that EarthLink's agreement with its reseller incorporates the terms and conditions provided in the attached Exhibit 1. The terms of this Section 9 shall not restrict any cooperative


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

    marketing or referral arrangements so long as all resulting end users are customers of EarthLink.

10. REFERRALS FROM UUNET

    EarthLink agrees to the extent reasonably possible to set-up all customers referred to EarthLink by UUNET with accounts using the UUNET Network. EarthLink also agrees to pay to UUNET a ******** *** ** *** *** ******* for **** ********** EarthLink and UUNET agree to work diligently to establish an appropriate procedure for processing and tracking the ********* and making monthly ************


11. DISCOUNTS ON OTHER SERVICES

    UUNET will provide a discount of *** off the then current list price for two (2) DS-3's UUNET currently provides to EarthLin, and ***** discount off the then current list price on the first eight (8) DS-3s ordered after the date of this Addendum. In addition, UUNET will provide one Newsfeed at no charge.

    In the event that Termination for Convenience is elected, the discounts will be reduced to *** off the then current list price for the two (2) DS-3s UUNET currentlyu provides to EarthLink, and *** off the then current list price for the first eight (8) DS-3s ordered after the date of this Addendum.

    List prices are not inclusive of any period or term commitment discounts which may be offered. The discounts set forth in this Section 11 shall apply only for the term of the Agreement, as modified by this Addendum.

12. EARTHLINK RESPONSIBILITIES

    - EarthLink will provide to UUNET a six month advance rolling forecast by POP on a monthly basis.

    - EarthLink will cooperate with UUNET to direct new user load to appropriate POPs as specified by UUNET.

13. UUNET RESPONSIBILITIES

    UUNET will make available to EarthLink the following billing data files and reports regarding the utilization of the UUNET Network for a calendar month by the 7th day of the following calendar month:

    -  Monthly Billing Data File containing all session records for the month.

    - "One Day Ago" Daily Billing File which will include sessions beginning on the previous day, noting that the sum of such files for the month does not include all sessions. UUNET will use reasonable efforts to rewrite the necessary systems such that Daily Billing Data Files can be provided which will include all sessions ending on given day, so that the sum of such files will include all sessions for the month.

    -  Report of POPs which were ***** ******** *********** *** ** ******* or more on each of ****** ** **** **** during the month.

    -  ******* ******* ************ **** ***** report including the number of
    ************ **** ***** for each day of the month.

    -  The data for such month set forth on Exhibit 2.

    In addition, UUNET will provide to EarthLink by Wednesday of the week following the applicable activity:

    - Periodically updated list of all POPs and their primary rotary phone numbers.


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

    -  Weekly report of POPs which were heavily utilized, as defined by UUNET.

    -  Weekly report of expanded or new POPs.

    -  Report of **** ************ ***** by day.

    UUNET may provide other reports, to be determined at UUNET's option, which will assist EarthLink in managing resource utilization.


14. RESOURCE UTILIZATION REDUCTION

    EarthLink and UUNET agree to work diligently to reduce resource utilization. Specific measures to be investigated include, but are not limited to, preventing EarthLink users from having more than one simultaneous session, terminating unnecessarily long sessions, or taking other measures to reduce the average number of hours per account per month.

15. PAYMENT TERMS

    Payment for leased line services will be due ninety (90) days after the date of invoice for leased line services invoiced through September 30, 1996, sixty (60) days from the date of invoice for leased line services invoiced through October 31, 1996 and thirty (30) days days from the date of invoice for leased line services invoiced during November 1996 and thereafter. Payment for dial-up services will be due ninety (90) days after the last day of the month for which dial-up services were provided for services provided through October 31, 1996, sixty (60) days from the last day of the month for which dial-up services were provided through November 30, 1996 and thirty (30) days from the last day of the month for which dial-up services were provided during December 1996 and thereafter.

16. CONTINGENCIES

    EarthLink agrees to re-negotiate the terms of the Agreement, as modified by this Addendum, in good faith if UUNET so requests in the event of regulatory or legislative changes having a structural impact on the Internet Service Provider marketplace which materially increase UUNET's costs.


    EarthLink agrees to provide at least sixty (60) days' advance written notice to UUNET in the event that EarthLink desires to substantially change the volume of use in any particular city or cities, for example to move such use to or from another network.

17. PRESS RELEASE; PUBLIC DISCLOSURE

    EarthLink and UUNET agree to issue a press release within 30 days of the effective date of this Addendum which shall include the announcement that EarthLink and UUNET have entered into a long term agreement and that John Sidgmore has been appointed to the Board of Directors of EarthLink. The text of such press release shall be mutually agreed upon by the parties.


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                     SCHEDULE D
               SERVICE LEVEL AGREEMENT AND TERMINATION FOR CONVENIENCE


SERVICE LEVEL AGREEMENT

1.  Definitions

    ******** **** is a UUNET Point of Presence (POP) which is fully utilized for more than ********** ******* per day for **** or more days during a given calendar month.

    **** ****** is the percentage of the total EarthLink ***** ******* **** which a POP carries based on the attached list, Exhibit "2". (e.g. New York = 4.2%, Washington DC = 2.5%). The Exhibit "2" will be updated each calendar quarter using the averages for the three prior months. For any POPs which were not active for all three months, the average of the hours during the months that the POP was active will apply for the months in which it was not active.

    ******** ***** ***** ******* *** ****** is an amount equal to the *** of the *** ****** for all of the ******* **** for a calendar month divided by three (3).

    *********** is the percentage by which the ****** ****** of ******* *******
    **** ************ ***** and ******* ******* ******* ******* may be subject to reduction, and is the *** of the ******* ****** ***** ******* *** ******
    for the current and two *** previous months.

2.  Eligibility

    Earthlink will be eligible for a ********* for particular ******* **** if each of the following conditions have been met for those POPs:


      - Earthlink has provided to UUNET monthly a six month advance rolling Forecast of number of **** ************ ***** by POP.
      -  The Blocked POP is truly *********** ******* ****** ***** ** ***
         ******* *** ******* *** **** ******* **** as the ******* *** which is not a ******* *****
      - EarthLink has used reasonable efforts to distribute users across multiple POPs serving the common calling area of the ******* *** in accordance with UUNET's reasonable requests.
      -  The number of **** ************ ***** for the ******* *** has not
         increased more than *** over the previous calendar month.

    Earthlink will be not be eligible for a ********* if any of the following occur:

      -  The ******* ******* **** ************ ***** has increased more than
         15% over the prior month.
      - Earthlink has elected the option to terminate the Agreement for convenience pursuant to this Schedule D.

      - EarthLink has caused or permitted an "Event of Default" to occur under the Note Purchase Agreement between EarthLink and UUNET.

    Additional conditions that apply:

      - UUNET may select up to **** days per year to exclude on the basis of special events which result in unusually heavy load on the network.


      - The terms of this Service Level Agreement do not take effect until April 1, 1997.


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

    - The ******* ******* ******* ****** shall not be reduced below **********
      and the ****** ****** ** ******* ******* **** ************ ***** shall not be reduced below ***** for any calendar month.

3.  Example

    July 1997, ****** ****** = **** ******* ******* **** ************ *****
    ******* ******* ******* ****** is **********

    ******* ***  *** *****     May          June        July       *********
                                                                   for July
    City 1          3.5%       3.5%
    City 2          2.5        2.5          2.5%        2.5%
    City 3          2.0        2.0          2.0
    City 4          1.5                     1.5         1.5
    City 5          1.0                     1.0         1.0
    City 6          1.0                                 1.0
    total                   8.0/3=2.67%  7.0/3=2.33%  6.0/3=2.0%       7.0%

    After applying ********* of 7.0%, ****** ****** for July is ***** and
    ******* ******* ******* ****** is ***********. The foregoing example is provided solely for the purpose of illustration and ssumes all conditions precedent for the ********* have breen fulfilled.

TERMINATION FOR CONVENIENCE

    Each of EarthLink and UUNET may terminate the Agreement for convenience by providing at least ****** full calendar months' advance written notice, but such notice may not be given prior to April 1, 1997.

    In the event that EarthLink elects to terminate for convenience, EarthLink agrees to pay to UUNET, within ** days of giving notice, an amount equal to *** of the reduction in charges attributable to the reduction in **** ************ ***** per the initial period adjustment set forth in Section 3 of Schedule A to this Addendum. The ******* ******* ******* ****** will be fixed based on the ******* ******* ******* ******* applicable for the calendar month immediately preceding the month during which notice is given ("Baseline Billing Amount"), and will be reduced based on the following table:


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

------------------------------------------------------------------------------
                                         Impact on ******* ******
         Time Period                          ******* Amounts
------------------------------------------------------------------------------

         Through third full            ** *********
         calendar month after
         month during which
         notice was given

         Calendar months 4             *** reduction from Baseline
         through 6                     Billing Amount

         Calendar months 7             ** * reduction from Baseline
         through 9                     Billing Amount

         Calendar months 10            *** reduction from Baseline
         through 12                    Billing Amount
--------------------------------------------------------------------------------

    In the event that UUNET elects to terminate for convenience, EarthLink agrees to migrate usage off of the UUNET Network thereby reducing UUNET Network usage as measured both by the number of **** ************ ***** and ******* ******* ***** according to the schedule in the following table. Further, UUNET agrees to reduce the ******* ****** ******* and ******* ******* ******* ******** specified in the following table:

-------------------------------------------------------------------------------
                                                                 Reduction in
                         Reduction in    Reduction in ******    ******* *******
    Time Period          Network Usage        *******           ******* *******
-------------------------------------------------------------------------------
Through third full           none               ***                 ***
calendar month
after month during
which notice was
given

Calendar months 4              ***                ***                 ***
through 6

Calendar months 7              ***                ***                 ***
through 9

Calendar months 10             ***                ***                 ***
through 12
--------------------------------------------------------------------------------


* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                  SCHEDULE E-Page 1
UUNET Technologies

3060 Williams Drive
Fairfax, VA 22031
703-206-5600

BILL TO:                                              Invoice Date: 08/20/96
    EarthLink Network, Inc.                            Invoice No.: u03659-r
    3100 New York Drive                                  Reference:
    Pasadena, CA 91107
      Attn: Lydia Hernandz                     Terms: 90 days from invoice date

------------------------------------------------------------------------------
Qty  Description                                  Unit Price       Total Price
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    National Accounts - ****** * ****** ***                       1,018,421.00
    So. CA hours - * **** ***                                        81,524.00
    Canada access hours - ***** * ***** ***                           1,600.00


    Note: This invoice revises invoice 403659-9607, dated 8/20/96, for $1,402,753 based on modified usage numbers as supplied by
    EarthLink.




                                                              ----------------
                            Total amount due:                     1,099,545.00
                                                              ----------------



                         **Important Remittance Information**
                      ------------------------------------

                               New Remittance Address:
                                  UUNET Technologies
                                     PO Box 85080
                               Richmond, VA 23285-4100

Please include this invoice number with your payment:   u03659-r

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                  SCHEDULE E-Page 2
UUNET Technologies
3060 Williams Drive
Fairfax, VA 22031
703-206-5600

BILL TO:                                              Invoice Date: 10/14/94
    EarthLink Network, Inc.                            Invoice No.: u03659-9608
    3100 New York Drive                                  Reference:
    Pasadena, CA 91107
      Attn: Lydia Hernandz                   Terms: 90 days from invoice date
------------------------------------------------------------------------------
Qty Description                                 Unit Price         Total Price
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    National Accounts - ****** * ****** ***                       1,186,365.00
    So. CA hours - ******* * **** ***                               104,068.00
    Canada access hours - **** * *** **                               1,600.00


                                                              ----------------
                                Total amount due                  1,292,033.00
                                                              ----------------


                         **Important Remittance Information**
                         ------------------------------------

                               New Remittance Address:
                                  UUNET Technologies
                                     PO Box 85080
                               Richmond, VA 23285-4100

Please include this invoice number with your payment:    u03659-9608

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                  SCHEDULE E-Page 3
UUNET Technologies
3060 Williams Drive
Fairfax, VA 22031
703-205-5600

BILL TO:                                              Invoice Date: 10\14\96
    Earthlink Network, Inc.                            Invoice No.: u03659-9609
    3100 New York Drive                                  Reference:
    Pasadena, CA 91107
      Attn:Lydia Hernandz                      Terms: 90 days from invoice date
------------------------------------------------------------------------------
Qty  Description                              Unit Price           Total Price
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    National Accounts - ****** * ****** ***                       1,374,980.00
    So. CA hours - ******* * **** ***                                77,000.00
    Canada access hours - **** * *** **                               1,600.00


    Note: Southern California hours are
    estimated, and will be finalized once
    data is supplied by EarthLink. Canada
    hours are estimated.

                                                              ----------------
                                Total amount due                  1,453,580.00
                                                              ----------------


                         **Important Remittance Information**
                         ------------------------------------

                               New Remittance Address:
                                  UUNET Technologies
                                     PO Box 85080
                               Richmond, VA 23285-4100

Please include this invoice number with your payment:    u03659-9609

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                                                      EXHIBIT 1

                      INTERNET SERVICES PROVIDER AGREEMENT

This Agreement is made in the city of _____, _____, this __ day of _____, 199_, between __________________, whose address is ______________, _____,
____________ (the "Company"), and ________________________________ whose address is _____________________________________________ ("Reseller").

The parties agree as follows:

1. SERVICE The Company will sell, and Reseller will purchase, telecommunications services for the interconnection of Reseller's end users with the Internet. Reseller is responsible for all end-user customer support, billing, and collections. The Company's relationship under this Agreement is solely with Reseller and not with any of Reseller's end users. The Company agrees that its telecommunications services provided to Reseller will be of a quality usual and customary in the Industry for similarly situated companies. Although it is understood that the Company cannot guarantee continuous service, the Company agrees to provide prompt reparation of any disruption in services to the extent reasonably possible consistent with its obligations to other customers.

2. PRICING The Prices for services provided by the Company to Reseller are set forth on the attached Schedule A.

3. TERMS AND CONDITIONS Reseller agrees to comply with the Network Services Terms and Conditions contained in Schedule B. It further agrees to require its end users to comply with terms and conditions in substance identical to those in Sections One, Two, and Three of Schedule B. Reseller shall defend, indemnify, and hold harmless the Company and its suppliers or vendors against any claims resulting from Reseller's use of UUNET's services, or that of its customers throughout its chain of distribution.

4. TECHNICAL AGREEMENT Reseller agrees to comply with the Technical Agreement for Network Interoperability, attached as Schedule C.

5. TERM The term of this Agreement is _____ from the date first set forth above, which term shall be automatically renewed for additional _____ terms, provided that neither party has delivered to the other party a written notice of intent not to renew for the forthcoming term. Such notice of intent shall be given not less than _____ days in advance of the end of the current term.

6. TERMINATION Either party may terminate this Agreement for cause without penalty in the event that the other party hereto breaches any material term of this Agreement. Prior to such termination, the party intending to terminate shall first give the other party written notice of its intent to terminate which shall clearly describe problem(s) constituting cause. The other party will have _____ days from the date of receipt of such notice to correct the problem. If the problem is not corrected within such period, the party intending to terminate may terminate this Agreement. However, if Reseller shall violate the acceptable use policy in Section 2 of Schedule B, or permit such violation, and does not immediately act to remedy such violation when it becomes aware of it, the Company may terminate this Agreement without penalty with ten (10) days' written notice. If any amounts due and owing by Reseller remain unpaid _____ days after date of invoice, then the Company may terminate this Agreement immediately upon written notice without penalty. Either party may terminate this agreement for convenience _____ days after giving the other party written notice. In the event of any such termination by Reseller, Reseller will pay the Company ________, in addition to paying all amounts currently due and owing.

7. TESTING The full effectiveness of this contract will be contingent upon the completion of technical testing to the mutual and reasonable satisfaction of both parties during the period of _____ days following execution of this Agreement. If either party shall reasonably declare the testing results to be unsatisfactory at the conclusion of the _____ day period, then the parties shall have another _____ days to correct the problem. If such correction is not completed to the mutual and reasonable satisfaction of the parties then this Agreement will terminate with no further liability to either party. If no such declaration is made, acceptance of technical testing shall be presumed, and the contract shall remain in effect.



                                         Reseller Resale Agreement  Page 1 of 5

8. LIMITATION OF LIABILITY NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY STATED OR IMPLIED HEREIN, NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES SUFFERED BY THE OTHER OR BY ANY VENDOR, SUPPLIER, OR ASSIGNEE OR OTHER TRANSFEREE OF THE OTHER, EVEN IF INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT IN CONNECTION WITH THE INDEMNIFICATION PROVISIONS OF SECTION 3 OF THIS AGREEMENT AND SECTION 2 OF SCHEDULE B.

9. GOVERNING LAW This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of California, USA, and the parties agree that any appropriate state or district court located in Santa Clara County, California, shall have exclusive jurisdiction over any case or controversy arising hereunder, and shall be the proper forum in which to adjudicate such case or controversy.

10. ENTIRE AGREEMENT The parties hereto acknowledge that they have read this entire Agreement and that this Agreement and the exhibits attached hereto constitute the entire understanding and contract between the parties and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by the parties.

11. RELATIONSHIP OF PARTIES No agency, partnership, joint venture or employment is created as a result of this Agreement. Neither party is authorized to bind the other in any respect whatsoever.

12. BINDING EFFECT Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and assigns.

13. FORECASTS Reseller shall provide the Company with initial and periodically revised forecasts of its expected usage, and recognizes the Company's reliance upon the reasonable accuracy of these forecasts. Specifically, by the _____ day of the first week of each calendar month Reseller shall provide the Company with its best forecast of users and hours for each remaining month of the term of the Agreement. Reseller shall also provide the Company with any information as to marketing programs which will be helpful in determining expected future loads, particularly any information relevant to expected loads in particular geographical locations/POPs.

14. CONFIDENTIALITY The parties agree that all disclosures of confidential and/or proprietary information during the term of this Agreement shall constitute confidential information of the disclosing party. Each party shall use its best efforts to ensure the confidentiality of such information supplied by the disclosing party, or which may be acquired by either in connection with or as a result of the provision of the services under this Agreement. Both parties warrant that they shall not disclose, use, modify, copy, reproduce, or otherwise divulge such confidential information. Both parties further agree to prevent its employees and representatives from disclosing, using, modifying, copying, reproducing, or otherwise divulging such confidential information, and shall hold each other harmless and protect and indemnify the same in the event of any disclosure by said persons. The terms of this section 14 shall continue beyond the term of this Agreement and shall be binding and enforceable even after the termination of this Agreement.

15. PLURAL/GENDER Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. The term "person" means any individual, corporation, partnership, trust or other entity.

16. SEVERABILITY If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

17. COUNTERPARTS This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. It shall not be necessary for all parties to execute the same counterpart hereof.

18. WAIVER No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.



                                         Reseller Resale Agreement  Page 2 of 5

19. NOTICE    Unless otherwise provided, any notice to be given hereunder shall be effective on the fifth day after dispatch. Such notice shall be sent by first class mail, postage prepaid and marked for delivery by certified or registered mail, return receipt requested, addressed to the parties listed below at their respective places of business, or at such other addresses of which notice has been given to the addressing party:

    If to Reseller:                           If to Company:

        ----------------------------              ----------------------------
        ----------------------------              ----------------------------
        ----------------------------              ----------------------------
        Attn:                                     Attn:
             -----------------------                   ------------------------

20. ASSIGNMENT     This Agreement shall not be assignable by either party
hereto without the prior written consent of the other party.

21. FORCE MAJEURE No party shall be liable by reason of any failure or delay in the performance of its obligations due to strikes, riots, fires, explosions, acts of God, war, governmental action or any other cause which is beyond the reasonable control of such party.

22. COMPLIANCE WITH LAWS     Each party shall comply with all laws, regulations
and other legal requirements that apply to this Agreement. The Company hereby warrants that, to its knowledge, it has complied with all laws, regulations, and orders relating or pertaining to the provision of the services to be provided under this Agreement, including without limitation, all applicable state or federal legislation or rule applicable to the services in any material respect. To the knowledge of the Company, material permits, licenses, and authorizations required by any regulatory bodies have been obtained and are in effect for the services.

23. FACSIMILE TRANSMISSION   Parties to this Agreement are authorized to
execute the Agreement, and transmit a signed copy of same via fax to the other parties, who hereby agree to accept and rely upon such documents as if they bore original signatures. The parties sending such facsimiles hereby acknowledge and agree to provide to the other parties, within seventy-two (72) hours of transmission, the Agreement bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above recited.

-----------------------------------         ----------------------------------

By:                                         By:
    -----------------------------                -----------------------------
    Name:                                        Name:
          -----------------------                      -----------------------
    Title:                                       Title:
          -----------------------                      -----------------------



                                           Reseller Resale Agreement Page 3 of 5

                               SCHEDULE A TO EXHIBIT 1

                                       PRICING



                                           Reseller Resale Agreement Page 4 of 5

                               SCHEDULE B TO EXHIBIT 1


                        NETWORK SERVICES TERMS AND CONDITIONS


1. Neither the Company nor its vendors or suppliers exercise any control whatsoever over the content of the information passing through the networks to be accessed by Reseller or its customers. The Company makes no warranties of any kind, whether expressed or implied, for the service it is providing. The Company also disclaims any warranty or merchantability or fitness for a particular purpose. Neither the Company nor its vendors or suppliers will be responsible for any damage Reseller suffers. This includes loss of data resulting from delays, nondeliveries, misdeliveries, or service interruptions. Use of any information obtained via the Company is at the user's own risk. Each of the Company and its vendors and suppliers specifically denies any responsibility for the accuracy or quality of information obtained through its services.

2. The Company's network may be used only for lawful purposes. Transmission of any material in violation of any applicable law is prohibited. This includes, but is not limited to: copyrighted material, material which is threatening or obscene, or material protected by trade secret. Any access to other networks connected to the Company's network must comply with the rules appropriate for the other network. Reseller agrees to indemnify and hold harmless the Company and its vendors and suppliers from any claims resulting from Reseller's use of the service or the use of the service by any of Reseller's customers or others throughout Reseller's chain of distribution, including end users, which damages the Company, its vendors or suppliers, or any other party.

3. Any access to other networks connected to the Company's network must comply with the rules appropriate for the other network.

4.  [Payment terms]

5. Resale to other individuals and organizations is permitted, but they may not further resell the services.

6. These Terms and Conditions supersede all previous representations, understandings, or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Use of the Company's network constitutes acceptance of these Terms and Conditions.


                               SCHEDULE C TO EXHIBIT 1

                   TECHNICAL AGREEMENT FOR NETWORK INTEROPERABILITY

1. Reseller agrees to assign each end user customer a unique identification number for billing purposes, and to reasonably cooperate with Company in establishing the structure of this identification number.

2. Reseller and Company each agree to cooperate with the other in identifying and resolving any security infringements which involve Reseller's customers and Company's network.



                                           Reseller Resale Agreement Page 5 of 5

*** ******* ***** for SEPT 1996                                        EXHIBIT 2

City Name               Month               ELN Connect Hrs
---------               -----               ---------------
Abilene, TX               9                      *********
Akron, OH                 9                      *********
Albany, GA                9                      *********
Albany, NY                9                     **********
Albuquerque, NM           9                      *********
Allentown, PA             9                      *********
Altoona, PA               9                      *********
Amarillo, TX              9                      *********
Anaheim, CA               9                     **********
Ann Arbor, MI             9                      *********
Annapolis, MD             9                      *********
Asheville, NC             9                        *******
Athens, GA                9                      *********
Atlanta, GA               9                     **********
Auburn/Opelika, AL        9                      *********
Augusta, GA               9                      *********
Austin, TX                9                     **********
Bakersfield, CA           9                      *********
Baltimore, MD             9                     **********
Baton Rouge,LA            9                      *********
Baytown, TX               9                      *********
Beaumont, TX              9                      *********
Beaverton, OR             9                      *********
Belleville, MI            9                      *********
Biloxi/Gulfport, MS       9                      *********
Binghamton, NY            9                      *********
Birmingham, AL            9                     **********
Bloomington, IL           9                        *******
Bloomington, IN           9                      *********
Boise, ID                 9                      *********
Boston, MA                9                     **********
Bradenton, FL             9                        *******
Braintree, MA             9                      *********
Brentwood, NY             9                     **********
Buffalo, NY               9                      *********
Burlington, MA            9                      *********
Butte, MT                 9                         ******
Calgary, AB               9                        *******
Cambridge, MA             9                     **********
Carlsbad, CA              9                     **********
Cedar Rapids, IA          9                      *********
Champaign, IL             9                      *********
Charleston, SC            9                        *******
Charleston, WV            9                      *********
Charlotte, NC             9                     **********
Chattanooga, TN           9                      *********
Cherry Hill, NJ           9                      *********
Chicago, IL               9                     **********
Chico, CA                 9                      *********
Cincinnati, OH            9                     **********
Clarksburg, WV            9                      *********
Clearwater, FL            9                     **********
Cleveland, OH             9                     **********
Clovis, CA                9                      *********

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

College Station, TX       9                      *********           EXHIBIT 2
Colorado Springs, CO      9                     **********
Colton, CA                9                      *********
Columbia, MO              9                      *********
Columbia, SC              9                      *********
Columbus, GA              9                      *********
Columbus, OH              9                     **********
Concord, CA               9                     **********
Conshohocken, PA          9                      *********
Corpus Christi, TX        9                      *********
Dallas, TX                9                     **********
Danvers, MA               9                      *********
Davenport, IA             9                      *********
Dayton, OH                9                      *********
Daytona Beach, FL         9                      *********
Decatur, AL               9                        *******
DeKalb, IL                9                      *********
Denver, CO                9                     **********
Des Moines, IA            9                      *********
Detroit, MI               9                     **********
Durham, NC                9                      *********
Edmonton, AB              9                        *******
El Paso, TX               9                      *********
Elk Grove, IL             9                     **********
Elkhart, IN               9                        *******
Erie, PA                  9                      *********
Eugene, OR                9                      *********
Evansville, IN            9                      *********
Everett, WA               9                      *********
Fairfax (ch-t1), VA       9                          *****
Fairfax (test), VA        9                          *****
Fargo, ND                 9                      *********
Farmingdale, NY           9                      *********
Farmington, MI            9                      *********
Fayetteville, NC          9                      *********
Fayettville, AR           9                      *********
Feathersound, FL          9                     **********
Florence, SC              9                      *********
Fort Collins, CO          9                      *********
Fort Lauderdale, FL       9                     **********
Fort Pierce, FL           9                      *********
Fort Smith, AR            9                      *********
Fort Wayne, TX            9                        *******
Fort Worth, TX            9                     **********
Framingham, MA            9                      *********
Franklin, Il              9                      *********
Frederick, MD             9                      *********
Fredericksburg, VA        9                      *********
Freehold, NJ              9                        *******
Fremont, CA               9                     **********
Fresno, CA                9                      *********
Gadsden, AL               9                      *********
Gainesville, FL           9                      *********
Garden City, NY           9                     **********
Goldsboro, NC             9                        *******
Grand Rapids, MI          9                      *********
Green Bay, WI             9                      *********
Greensboro, NC            9                      *********

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

Greensburg, PA            9                        *******           EXHIBIT 2
Greenville, SC            9                        *******
Hackensack, NJ            9                     **********
Harlingen, TX             9                      *********
Harrisburg, PA            9                      *********
Harrisonburg, VA          9                        *******
Hartford, CT              9                     **********
Harvester, MO             9                      *********
Hershey, PA               9                        *******
Hinsdale, IL              9                     **********
Holmdel, NJ               9                      *********
Hong Kong                 9                          *****
Houma,LA                  9                          *****
Houston, TX               9                     **********
Huntington Beach, CA      9                      *********
Huntington, WV            9                      *********
Huntsville, AL            9                      *********
Indianapolis, IN          9                     **********
Inglewood, CA             9                     **********
Iowa City, IA             9                      *********
Irvine, CA                9                      *********
Irving, IL                9                      *********
Irving, TX                9                      *********
Ithaca, NY                9                        *******
Jackson, MS               9                      *********
Jackson, TN               9                      *********
Jacksonville, FL          9                     **********
Kansas City, MO           9                     **********
Kennewick, WA             9                      *********
Knoxville, TN             9                     **********
Lafayette, IN             9                      *********
Lake Charles, LA          9                         ******
Lakeland, FL              9                      *********
Lancaster, PA             9                        *******
Lansing, MI               9                          *****
Las Vegas, NV             9                     **********
Lawrence, MA              9                        *******
Lexington, KY             9                      *********
Little Rock, AR           9                      *********
Livermore, CA             9                      *********
Long Beach, CA            9                     **********
Long Branch, NJ           9                      *********
Long Branch2, NJ          9                      *********
Longview, TX              9                      *********
Longview, WA              9                          *****
Los Angeles, CA           9                     **********
Louisville, KY            9                     **********
Lubbock, TX               9                      *********
Lynchburg, VA             9                      *********
Macon, GA                 9                      *********
Madison, WI               9                      *********
Manassas, VA              9                      *********
Marion, OH                9                         ******
Melbourne, FL             9                     **********
Memphis, TN               9                      *********
Memphis2, TN              9                      *********
Mercerville, NJ           9                      *********
Miami, FL                 9                     **********

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

Midland, TX               9                      *********           EXHIBIT 2
Milwaukee, WI             9                     **********
Minneapolis, MN           9                     **********
Mobile, AL                9                      *********
Modesto, CA               9                      *********
Modesto2, CA              9                      *********
Monroe, LA                9                        *******
Monterey, CA              9                      *********
Montgomery, AL            9                      *********
Montreal, QB              9                      *********
Morgantown, WV            9                        *******
Morristown, NJ            9                      *********
Mt Pleasant, MI           9                        *******
Muskegon, MI              9                      *********
Myrtle Beach, SC          9                         ******
Naperville, IL            9                     **********
Nashua, NH                9                     **********
Nashville, TN             9                     **********
New Brunswick, NJ         9                      *********
New Orleans,LA            9                     **********
New York 2, NY            9                      *********
New York City 2, NY       9                         ******
New York City, NY         9                          *****
New York, NY              9                     **********
New York2, NY             9                     **********
Newark, NJ                9                     **********
Norfolk, VA               9                      *********
Norfolk2, VA              9                      *********
Northbrook, IL            9                     **********
Oakland, CA               9                     **********
Oakland2, CA              9                        *******
Ogden, UT                 9                      *********
Oklahoma City, OK         9                     **********
Olympia, WA               9                      *********
Omaha, NE                 9                     **********
Ontario, CA               9                      *********
Orlando, FL               9                     **********
Ottawa, ON                9                        *******
Oxnard, CA                9                         ******
Palm Springs, CA          9                     **********
Palo Alto, CA             9                     **********
Paoli, PA                 9                      *********
Paris, FRA                9                          *****
Pasadena, CA              9                     **********
Paterson, NJ              9                      *********
Pensacola, FL             9                        *******
Philadelphia, PA          9                     **********
Philadelphia2, PA         9                     **********
Phoenix, AZ               9                     **********
Pine Bluff, AR            9                        *******
Pittsburgh, PA            9                      *********
Placentia, CA             9                      *********
Pleasantville, NJ         9                     **********
Port Chester, NY          9                      *********
Portland, ME              9                      *********
Portland, OR              9                     **********
Poughkeepsie, NY          9                     **********
Princess Anne, VA         9                      *********

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

Princeton, NJ             9                        *******           EXHIBIT 2
Providence, RI            9                      *********
Provo, UT                 9                      *********
Pullman, WA               9                        *******
Rahway, NJ                9                      *********
Raleigh, NC               9                     **********
Rancho Cucamonga, CA      9                      *********
Reading, PA               9                        *******
Redding, CA               9                      *********
Redmond, WA               9                      *********
Rialto, CA                9                      *********
Richardson, TX            9                      *********
Richmond, VA              9                     **********
Roanoke, VA               9                      *********
Rochester, NY             9                      *********
Rocky Mount, NC           9                      *********
Rome/Utica, NY            9                      *********
Sacramento, CA            9                     **********
Salem, OR                 9                      *********
Salinas, CA               9                      *********
Salt Lake City, UT        9                      *********
San Antonio, TX           9                     **********
San Bernardino, CA        9                      *********
San Diego, CA             9                     **********
San Diego2, CA            9                     **********
San Francisco, CA         9                     **********
San Francisco2, CA        9                     **********
San Jose, CA              9                     **********
San Luis Obispo, CA       9                      *********
San Mateo, CA             9                     **********
San Rafael, CA            9                     **********
San Ramon, CA             9                     **********
Santa Barbara, CA         9                     **********
Santa Clara, CA           9                     **********
Santa Cruz, CA            9                      *********
Santa Monica, CA          9                     **********
Santa Rosa, CA            9                      *********
Sarasota, FL              9                      *********
Savannah, GA              9                      *********
Seattle (Test), WA        9                          *****
Seattle, WA               9                     **********
Seattle2, WA              9                     **********
Sherman Oaks, CA          9                     **********
Shreveport, LA            9                      *********
Sioux Falls, SD           9                      *********
Smyrna, GA                9                     **********
South Bend, IN            9                      *********
Southfield, MI            9                      *********
Spokane, WA               9                      *********
Springfield, IL           9                      *********
Springfield, MA           9                      *********
Springfield, MO           9                      *********
St Cloud, MN              9                        *******
St Louis, MO              9                     **********
Stamford, CT              9                      *********
Stewart, IL               9                      *********
Stockton, CA              9                      *********
Syracuse, NY              9                     **********

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.

                                                       EXHIBIT 2

Tacoma, WA                9                     **********
Tallahassee, FL           9                      *********
Tampa, FL                 9                     **********
Temple, TX                9                        *******
Terre Haute, IN           9                      *********
Thousand Oaks, CA         9                      *********
Tokyo, JPN                9                          *****
Toledo, OH                9                      *********
Topeka, KS                9                      *********
Toronto, ON               9                      *********
Trenton, NJ               9                      *********
Tucson, AZ                9                     **********
Tulsa, OK                 9                     **********
Tuscaloosa, AL            9                      *********
Vacaville, CA             9                      *********
Valparaiso, IN            9                        *******
Vancouver, BC             9                      *********
Visilia, CA               9                      *********
Waco, TX                  9                      *********
Waltham, MA               9                      *********
Warren, MI                9                      *********
Washington, DC            9                     **********
West Palm Beach, FL       9                     **********
Westheimer, TX            9                      *********
Wheeling, WV              9                      *********
White Horse, NJ           9                      *********
White Plains, NY          9                     **********
Wichita, KS               9                      *********
Wilkes Barre, PA          9                      *********
Williamsburg, VA          9                         ******
Wilmington, CA            9                      *********
Wilmington, DE            9                      *********
Winnipeg, MB              9                        *******
Winston/Salem, NC         9                         ******
Worcester, MA             9                        *******
York, PA                  9                      *********
Youngstown, OH            9                          *****
TOTAL                                        *************

* Confidential portions of this exhibit have been omitted, marked with asterisks (*) and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment.